UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 24, 2018
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ENCORE CAPITAL GROUP, INC.
(Exact Name of Registrant as Specified in Charter)
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Delaware (State or Other Jurisdiction of Incorporation)	000-26489 (Commission File Number)	48-1090909 (IRS Employer Identification No.)
3111 Camino Del Rio North, Suite 103, San Diego, California (Address of Principal Executive Offices)		92108 (Zip Code)
(877) 445-4581 (Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.01.    Completion of Acquisition or Disposition of Assets.

On July 24, 2018, Encore Capital Group, Inc. (“Encore”) completed the acquisitions contemplated by (i) that certain Securities Purchase Agreement dated May 7, 2018 (the “JCF SPA”) with JCF III Europe Holdings LP, JCF III Europe S.à r.l. (JCF III Europe Holdings LP and JCF III Europe S.à r.l. collectively referred to as “JCF Sellers”), Janus Holdings Luxembourg S.à r.l. (“JHL”), and the other parties named therein, pursuant to which Encore indirectly acquired from the JCF Sellers all of the equity interests owned by the JCF Sellers in JHL and Cabot Holdings S.à r.l. Luxembourg (“Cabot Holdings”), resulting in JHL becoming a wholly owned subsidiary of Encore, and (ii) that certain Securities Purchase Agreement dated May 7, 2018 (the “Management SPA” and, together with the JCF SPA, the “Purchase Agreements”) with certain management shareholders of Cabot Holdings (together with all other management holders that signed a joinder to the Management SPA, the “Management Sellers”), pursuant to which Encore indirectly acquired from the Management Sellers all of the equity interests in Cabot Holdings owned by the Management Sellers, resulting in Cabot Holdings becoming a wholly owned subsidiary of Encore.

The aggregate purchase price for the acquisition of the outstanding equity interests in JHL and Cabot Holdings not already owned by Encore was comprised of £178.5 million and 4,906,482 shares of Encore’s common stock, par value $0.01 per share (“Common Stock”).

Item 3.02.    Unregistered Sales of Equity Securities.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the closing of the Purchase Agreements, on July 24, 2018, Encore issued an aggregate of 4,906,482 shares of Common Stock to the JCF Sellers and the Management Sellers. The shares of Common Stock were offered and sold by Encore pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended, provided by Section 4(a)(2) thereunder and Regulation S thereunder, as applicable. Encore relied on these exemptions from registration based in part on representations made by the JCF Sellers and the Management Sellers in the Purchase Agreements.

Item 8.01.    Other Events.

On July 24, 2018, Encore issued a press release announcing the completion of the acquisitions contemplated by the Purchase Agreements. The press release is attached hereto as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The unaudited pro forma condensed consolidated financial information required by Item 9.01(b) of Form 8-K is included as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

(d) Exhibits

Exhibit Number	Description
99.1	Press release dated July 24, 2018
99.2	Unaudited Pro Forma Condensed Consolidated Financial Information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE CAPITAL GROUP, INC.

Date: July 30, 2018	/s/ Jonathan C. Clark
Jonathan C. Clark
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated July 24, 2018
99.2	Unaudited Pro Forma Condensed Consolidated Financial Information